UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) Of The Securities Exchange Act of 1934

BRISTOL WEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Date of Report (Date of Earliest Event Reported): June 21, 2007

Delaware	001-31984	13-3994449
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5701 Stirling Road, Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 316-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 1, 2007, Bristol West Holdings, Inc. (“Bristol West”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Farmers Group, Inc. (“Farmers”) and BWH Acquisition Company, a wholly owned subsidiary of Farmers (“Merger Sub”). Farmers is a wholly owned subsidiary of Zurich Financial Services Group. The Farmers Merger Agreement contemplates a merger whereby Merger Sub will be merged with and into Bristol West, with Bristol West being the surviving corporation (the “Proposed Farmers Merger”). Farmers will subsequently transfer ownership of Bristol West to the Farmers Exchanges.

On June 21, 2007, Bristol West issued a press release announcing the outcome of the special meeting of Bristol West’s stockholders, which was held on June 21, 2007 at 10:00 am Eastern Time (the “Special Meeting”). A copy of the June 21, 2007 press release is furnished as Exhibit 99.1.

Safe Harbor for Forward-Looking Statements

Statements in this report regarding the Proposed Farmers Merger, the expected timetable for completing the transaction, and any other statements about Farmers or Bristol West management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "intends," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. Important factors that might cause such a difference include, but are not limited to, the possibility that the Proposed Farmers Merger will not close or that the closing will be delayed, and other events and factors disclosed previously and described in Bristol West's Annual Report on Form 10-K for the year ended December 31, 2006, as amended. Bristol West disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this report or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated as of June 21, 2007 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOL WEST HOLDINGS, INC.
(Registrant)

Date: June 21, 2007	By:	/s/ Robert D. Sadler
Robert D. Sadler
Senior Vice President-Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

EXHIBIT INDEX

 Exhibit Number and Description

99.1	Press Release, dated June 21, 2007 (furnished pursuant to Item 7.01)